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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 17, 2003

                             NEW WORLD PASTA COMPANY
                 (Exact Name of Registrant Specified in Charter)


        Delaware                   333-76763                52-2006441
(State or Other Jurisdiction      (Commission             (IRS Employer
       of Incorporation)          File Number)          Identification No.)


85 Shannon Road,  Harrisburg, Pennsylvania                       17112
(Address of Principal Executive Offices)                      (Zip Code)


       Registrant's telephone number, including area code: (717) 526-2200

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Item 5.  Other Events.

         On January 17, 2003, New World Pasta Company issued a press release announcing the appointment of new executives of the Company. A copy of the press release, which is incorporated herein by reference, is attached as an exhibit.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

            (a)  Not applicable.

            (b)  Not applicable.

            (c)  Exhibits.

      99.1  Press Release issued by New World Pasta Company on January 17, 2003.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    NEW WORLD PASTA COMPANY


Date:  January 17, 2003             By: /s/ Cary A. Metz
                                        ________________________
                                        Name:   Cary A. Metz
                                        Title:  Vice President, General Counsel
                                                and Corporate Secretary

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Number and
Description of Exhibit
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99.1     Press Release issued by New World Pasta Company on January 17, 2003.